UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2016

WIZARD WORLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33383	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

662 N. Sepulveda Blvd., Suite 300

Los Angeles, CA 90049

(Address of principal executive offices)

(310) 648-8410

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

Employment Agreement

Effective July 14, 2016 (the “Effective Date”), Mr. Randall S. Malinoff (“Malinoff”) was appointed as Executive Vice President and Chief Operating Officer of Wizard World, Inc. (the “Company”). In connection with such appointment, the Company and Malinoff entered into an employment agreement, dated as of November 8, 2016 but effective as of the Effective Date (the “Employment Agreement”). The initial term of the Employment Agreement is for a period of two (2) years, commencing on the Effective Date (the “Initial Term”). The term of the Employment Agreement will be automatically extended for additional terms of one (1) year each (together with the Initial Term, the “Term”), unless either the Company or Malinoff gives prior written notice of non-renewal to the other party no later than sixty (60) days prior to the expiration of the then current Term.

During the Term, the Company will pay Malinoff an annual base salary of $225,000. In addition, Malinoff may receive an annual bonus at the discretion of the Compensation Committee of the Company’s Board of Directors and subject to approval by the Board of Directors.

Non-Compete Agreement

In conjunction with the Employment Agreement, Malinoff entered into a non-compete, non-solicitation and non-disclosure agreement, dated November 8, 2016, and effective as of the Effective Date, with the Company (the “Non-Compete Agreement”). Under the Non-Compete Agreement, Malinoff must keep the Company’s confidential and proprietary information confidential and is prohibited from inducing or attempting to induce any employee of the Company from terminating his or her employment with the Company, and soliciting the business of any client or customer of the Company, during the period commencing on the Effective Date and ending on the termination of Malinoff’s employment with the Company for any reason.

Option Agreement

In connection with the Employment Agreement, the Company and Malinoff entered into an option agreement (the “Option Agreement”) pursuant to which Malinoff received a non-qualified stock option to purchase up to six hundred thousand (600,000) shares of the Company’s common stock, par value $0.0001 per share (the “Options”). The Options were granted in accordance with the following vesting schedule and at the applicable exercise prices therein:

Number of Options:	Exercise Price:	Vesting Date:
75,000	$0.50	November 8, 2016
75,000	$0.50	December 31, 2016
75,000	$0.55	March 31, 2017
75,000	$0.55	June 30, 2017
75,000	$0.55	September 30, 2017
75,000	$0.60	December 31, 2017
75,000	$0.60	March 31, 2018
75,000	$0.60	June 30, 2018

The Options will vest immediately upon a “Change in Control”, which shall have the meaning set forth in the Employment Agreement.

Indemnification Agreement

In conjunction with the Employment Agreement, the Company also entered into an indemnification agreement, dated as of November 8, 2016, and effective as of the Effective Date, (the “Indemnification Agreement”), with Malinoff. The Indemnification Agreement indemnifies Malinoff to fullest extent under Delaware law for any claims, amongst other things, arising out of or resulting from (i) any actual, alleged or suspected act or failure to act by Malinoff in his capacity as an officer or agent of the Company and (ii) any actual, alleged or suspected act or failure to act by Malinoff in respect of any business, transaction, communication, filing, disclosure or other activity of the Company. Under the Indemnification Agreement, Malinoff is indemnified for any losses pertaining to such claims, provided, however, that the losses shall not include expenses incurred by Malinoff in respect of any claim as which he shall have been adjudged liable to the Company, unless the Delaware Chancery Court rules otherwise. The Indemnification Agreement provides for indemnification of Malinoff during his employment and for a period of at least three (3) years thereafter or such longer term as is provided therein.

The above descriptions of the Employment Agreement, the Non-Compete Agreement, the Option Agreement and the Indemnification Agreement do not purport to be complete and are qualified in their entirety by the full text of the Employment Agreement, the Non-Compete Agreement, the Option Agreement and the Indemnification Agreement, which are attached hereto as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

These securities were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, this investor had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and received, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated November 8, 2016, by and between Wizard World, Inc. and Randall S. Malinoff. *

10.2	Non-Compete, Non-Solicitation and Non-Disclosure Agreement, dated November 8, 2016, by and between Wizard World, Inc. and Randall S. Malinoff. *

10.3	Indemnification Agreement, dated November 8, 2016, by and between Wizard World, Inc. and Randall S. Malinoff. *

10.4	Non-Qualified Stock Option Agreement, dated November 8, 2016, by and between Wizard World, Inc. and Randall S. Malinoff. *

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIZARD WORLD, INC.

Date: November 14, 2016	By:	/s/ John D. Maatta
	Name:	John D. Maatta
	Title:	President & Chief Executive Officer